UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 16, 2003
                                                 -----------------------


                              PEOPLES BANCORP INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number

                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)



                  138 Putnam Street
                    P.O. Box 738,
                   Marietta, Ohio                          45750
        ---------------------------------------          ----------
        (Address of principal executive office)          (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Not applicable.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

   EXHIBIT NUMBER                     DESCRIPTION
  ----------------        -------------------------------------
        99                 Conference Call held April 16, 2003


Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure
        On April 16, 2003 at 3:00 p.m., Peoples Bancorp Inc. (Nasdaq: PEBO) held its first quarter earnings conference call. The conference call transcript is included herewith as Exhibit 99.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PEOPLES BANCORP INC.
                                     Registrant


DATE:  April 17, 2003       By: /s/  ROBERT E. EVANS
                                     -------------------------------------
                                     Robert E. Evans
                                     President and Chief Executive Officer



   EXHIBIT NUMBER                     DESCRIPTION
  ----------------        -------------------------------------
        99                 Conference Call held April 16, 2003